Inventory, net - Schedule of Inventories (Detail) - Cara Therapeutics, Inc. - USD ($) $ in Thousands	Mar. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Raw materials	$ 2,124	$ 2,124	$ 2,639
Work-in-process	291	291	708
Inventory gross	2,415	2,415	3,347
Less Inventory Reserve for Obsolescence	(1,515)	(1,515)	(526)
Total	$ 900	$ 900	$ 2,821